UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 17, 2015

FENIX PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920

Westchester, Illinois 60154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 480-6413

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On November 17, 2015, our Board of Directors, upon the recommendation of the Board’s Nominating and Governance Committee, elected Seth Myones, age 57, as a director. Mr. Myones was also appointed to serve on our audit committee.

From March 2012 through April 2015, Mr. Myones served as the Chief Operating Officer and Executive Vice President of Covanta Holding Corporation, a provider of waste-to-energy, waste disposal and renewable energy solutions. Prior to that, he held several positions with Covanta Energy Corp, a wholly-owned subsidiary of Covanta Holding Corporation, including President, Covanta Americas, between November 2007 and March 2012, and Senior Vice President of Business Management from January 2004 to November 2007. From September 2001 to January 2004, he served as Vice President of Waste-to-Energy Business Management at Covanta Projects, Inc.

Mr. Myones currently serves on the board of directors and as chairman of the audit committee of Liberty Tire Recycling, LLC, a privately-held tire recycling company.

He earned a Bachelor of Science degree in Industrial Engineering from the University of Buffalo, an MBA in Finance from New York University-Stern School of Business, and received his CPA license from the State of Maryland.

Pursuant to the Amended and Restated 2014 Incentive Stock Plan, Mr. Myones has been granted options to purchase 40,000 shares of our common stock at an option price of $5.98 per share. The shares will vest on the first anniversary of their grant date.

We believe that Mr. Myones is qualified to serve on our board of directors because of his experience and skills in business operations, particularly in the recycling industry.

There was no arrangement or understanding pursuant to which Mr. Myones was elected a director.

Item 7.01	Regulation FD Disclosure

On November 19, 2015, we issued a press release announcing the election of Seth Myones as a director. The press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated November 19, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2015.

Fenix Parts, Inc.

By	/s/ Kent Robertson
Kent Robertson
President and Chief Executive Officer